UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2005

PROVIDIAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12897	94-2933952
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 543-0404

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14b-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Providian Financial Corporation (the “Company”) filed a Form 8-K on February 28, 2005 disclosing an event under Item 4.02 of the Form 8-K, and the Company previously amended such Form 8-K by filing a Form 8-K/A on March 4, 2005.  In connection with the foregoing, the Company requested that its independent auditor, Ernst & Young LLP, furnish to the Company as promptly as possible a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agreed with the statements made by the Company in Item 4.02.  The purpose of this amendment is to file Ernst & Young’s letter dated March 4, 2005 addressed to the Securities and Exchange Commission.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(c)  A copy of the letter dated March 4, 2005 from the Company’s auditor, Ernst & Young LLP, addressed to the Securities and Exchange Commission is attached as Exhibit 7.1 to this Form 8-K/A and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.

7.1                                 Letter dated March 4, 2005 from Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDIAN FINANCIAL CORPORATION

Date: March 4, 2005	By:	/s/ Daniel Sanford
Daniel Sanford
Executive Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

7.1	Letter dated March 4, 2005 from Ernst & Young LLP to the Securities and Exchange Commission.